Contacts:    For Media:                For Financials:
John Oxford                Kevin Chapman
Senior Vice President            Executive Vice President
Director of Marketing &        Chief Operating &
Public Relations             Financial Officer
(662) 680-1219            (662) 680-1450
joxford@renasant.com        kchapman@renasant.com

Renasant Corporation Receives Approvals
For Merger with Brand Group Holdings, Inc.

TUPELO, MISSISSIPPI (August 6, 2018) – Renasant Corporation (NASDAQ: RNST) (“Renasant”) today announced that it has received approval from the Federal Deposit Insurance Corporation (the “FDIC”) necessary to complete the proposed merger of Brand Group Holdings, Inc. (“Brand”) with and into Renasant, and the related merger of The Brand Banking Company with and into Renasant Bank, pursuant to the Agreement and Plan of Merger dated as of March 28, 2018. Renasant also today announced that on July 26, 2018, Brand shareholders voted to approve the merger of Brand with and into Renasant.

With the FDIC approval and the approval of the merger by Brand shareholders, all necessary approvals (or waivers of approval requirements) have now been obtained to complete the merger and, subject to the satisfaction of other customary closing conditions contained in the merger agreement, the transaction is expected to be completed on September 1, 2018.

About Renasant Corporation:
Renasant Corporation is the parent of Renasant Bank, a 114-year-old financial services institution. Renasant has assets of approximately $10.5 billion and operates more than 180 banking, mortgage, wealth management and insurance offices in Mississippi, Tennessee, Alabama, Florida and Georgia.

About Brand Group Holdings, Inc.:
Brand Group Holdings, Inc. is a $2.4 billion bank holding company located in the Atlanta Metropolitan area, operating as BrandBank and was founded in Lawrenceville, Georgia in 1905.

Additional information about the Renasant/Brand Merger
This communication is being made in respect of the merger transaction involving Renasant and Brand. In connection with the merger, Renasant filed with  the  Securities  and  Exchange  Commission  (the  "SEC") a definitive proxy statement for Brand that also constitutes a definitive prospectus of Renasant, and Renasant may file additional documents  concerning  the  merger with the SEC.  This release does not constitute an offer to sell or the solicitation of an offer to buy any securities.  Before making any investment decision, Brand investors are urged to read the definitive proxy statement/prospectus and any other documents to be filed with the SEC in connection with the merger or incorporated by reference in the definitive proxy statement/prospectus because they will contain important information about Renasant, Brand and the merger. The definitive proxy statement/prospectus was mailed to shareholders of Brand on June 27, 2018. Investors may obtain copies of the proxy statement/prospectus and other relevant documents filed by Renasant (when they become available) free of charge at the SEC's website (www.sec.gov).  In addition, documents filed with the SEC by Renasant will be available free of charge from Kevin Chapman, Chief Financial and Operating Officer, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1450.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:
This release contains various "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 about Renasant, Brand or the combined company that are subject to risks and uncertainties. Congress passed the Private Securities Litigation Reform Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance.  This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. Forward-looking statements include information concerning the future financial performance, business strategy, projected plans and objectives of Renasant, Brand and the combined company. These statements are based upon the current beliefs and expectations of Renasant's and Brand's management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the control of Renasant's or Brand's management.  Renasant's, Brand's or the combined company's actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material.  Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "estimates," "plans," "may increase," "may fluctuate," "will likely result," and similar expressions, or future or conditional verbs such as "will," "should," "would," and "could," are generally forward-looking in nature and not historical facts.  Investors should understand that, in addition to factors previously disclosed in Renasant's reports filed with the SEC and those identified elsewhere in this release, forward-looking statements include, but are not limited to, statements about (1) the expected benefits of the transaction between Renasant and Brand, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (2) Renasant's and Brand's plans, objectives, expectations and intentions and other statements contained in this release that are not historical facts.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant and Brand may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) reputational risks and the reaction of the companies' customers to the transaction; (6) diversion of management time on merger-related issues; (7) changes in asset quality and credit risk; (8) inflation; (9) the cost and availability of capital; (10) customer acceptance of the combined company's products and services; (11) customer borrowing, repayment, investment and deposit practices; (12) the introduction, withdrawal, success and timing of business initiatives; (13) the impact, extent, and timing of technological changes; (14) severe catastrophic events in the companies' respective geographic area; (15) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (16) the U.S. legal and regulatory framework, including those regulations associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (17) the interest rate environment may compress margins and adversely affect net interest income; and (18) competition from other financial services companies in the companies' markets could adversely affect operations.

Additional factors that could cause Renasant's results to differ materially from those described in the forward-looking statements can be found in Renasant's reports (such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K) filed with the SEC and available at the SEC's website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning Renasant, Brand or the proposed merger or other matters and attributable to Renasant, Brand or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Renasant and Brand expressly disclaim any duty to update or revise any forward-looking statements, all of which are expressly qualified by the statements in this section.

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